Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated October 31, 2025 to the current variable annuity prospectuses for:

•	EQUI-VEST® Employer-Sponsored Retirement Plans
•	EQUI-VEST® (Series 100-500)
•	EQUI-VEST® (Series 201)
•	EQUI-VEST® TSA Advantage (Series 600)
•	EQUI-VEST® ExpressSM (Series 700)
•	EQUI-VEST® ExpressSM (Series 701)
•	EQUI-VEST® (Series 800)
•	EQUI-VEST® (Series 801)
•	EQUI-VEST® Strategies (Series 900)
•	EQUI-VEST® Vantage (Series 900)
•	EQUI-VEST® Strategies (Series 901)
•	EQUI-VEST® VANTAGESM Additional Contributions Tax-Sheltered (ACTS) Program, New Jersey Department of Higher Education

This Supplement updates certain information in the most recent Supplements or in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for variable annuity contracts and in any supplements to those prospectuses, initial summary prospectuses and updating summary prospectuses (collectively, the “Prospectuses” or “Prospectus”). Unless otherwise indicated, all other information included in your prospectus remains unchanged. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

Please refer to your Prospectuses for the current variable investment options and corresponding underlying Portfolios available to you under your contract.

Nomura Holding America Inc. has entered into an agreement to acquire certain Macquarie Asset Management public investments businesses, with an anticipated closing on or about November 1, 2025. Due to this acquisition, certain Macquarie portfolios are being renamed and the portfolios’ subadvisers will change. Accordingly, effective upon the closing of the acquisition and the effectiveness of any necessary portfolio regulatory filings, the Appendix: “Investment Options available under the contract” will be amended to change the portfolios’ names by replacing all references to Macquarie with Nomura, and to remove subadvisers as follows:

		Current Expenses	Average Annual Total Returns (as of 12/31/2024)
TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Fixed Income	*Nomura VIP High Income Series — Delaware Management Company	0.97%	6.19%	3.51%	4.13%

*	The former name may continue to be used in certain documents for a period of time after the date of this Supplement.

EV - All EVs except 202	Catalog No. 800260 (10/25)
IF/New Biz	(#650643)